UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2021

Elys Game Technology, Corp.

(Exact name of Registrant as specified in its charter)

(Former name or former address, if changed since last report)

Delaware	001-39170	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

+1-628-258-5148

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ELYS	The Nasdaq Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 1, 2021, the Board of Directors (the “Board”) of Elys Game Technology, Corp. (the “Company”) approved and adopted an updated form of indemnification agreement to be entered into by the Company with its directors, executive officers and certain other key employees (the “Indemnification Agreement”). The Indemnification Agreement will supersede any previous indemnification agreement entered into by the Company with the respective director, executive officer or other key employee. On June 3, 2021, each current director of the Company entered into the indemnification agreement.

As is the case with the Company's previous form of indemnification agreement, the Indemnification Agreement requires the Company to indemnify the director or officer (“Indemnitee”), to the fullest extent permitted by law, from and against all losses, claims, actions, proceedings, awards, judgments, fines, penalties, liabilities, damages, obligations, costs, charges, legal fees and disbursements and expenses, including without limitation, all amounts paid to settle any action or satisfy any judgment reasonably incurred by or on behalf of the Indemnitee in respect of any civil, criminal or administrative action or proceeding to which the Indemnitee is made a party or any such proceeding which might be threatened in respect of which the Indemnitee is threatened to be made a party) by reason of him being or having been a director of officer of the Company or a subsidiary thereof, subject to certain limitations; provided that the Indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company and with respect to any criminal action or proceeding, he had no reasonable cause to believe the person’s conduct was unlawful . The indemnification agreement also provides for the advancement of expenses relating to the indemnification obligations, subject to certain limitations.

The foregoing summary and description of the provisions of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is filed as Exhibit 10.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departures of Directors or Certain Officers, Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K.

Exhibit Number	Exhibit Description

10.1	Form of Indemnification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2021	ELYS GAME TECHNOLOGY, CORP.

By: /s/ Matteo Monteverdi
Name: Matteo Monteverdi
Title: Chief Executive Officer